SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
PRUDENTIAL FINANCIAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Prudential Trust Company 30 Scranton Office Park, Scranton PA 18507-1789

April 17, 2003

        We are writing to you in our role as Master Trustee for the Prudential Financial, Inc. (PFI) Common Stock Fund (the "Fund"). The Fund is an investment option under The Prudential Employee Savings Plan (PESP) and the PSI 401(k) Plan. Our records show that you had a balance in the Fund on April 8, 2003, equivalent to more than one full share of PFI Common Stock. This entitles you to instruct us on how to vote the Fund's stock holdings at the Prudential Financial, Inc. Annual Meeting of Shareholders on June 3, 2003.

        Please note that you will not be voting directly. The way the Fund is set up, only the Master Trustee is authorized to vote shares held by the Fund at the shareholders' meeting. However, you can provide us with instructions as to how to vote on your behalf on the proposals in the proxy statement.

        Enclosed is a Voting Instruction Form regarding 4 proposals in the proxy statement, which will be voted upon at the shareholders' meeting. As indicated on the form, you can provide your voting instructions on the Internet, by telephone or by mail. Whichever method you use, we must receive your instructions no later than May 28, 2003.

        The voting instructions we receive from you and others by that deadline will be applied proportionately to the shares of eligible voters who do not provide voting instructions ("undirected shares"). If you prefer to provide voting instructions for yourself only and do not want them applied to undirected shares, you can "opt out" by checking a box on the front of the Voting Instruction Form and returning the form by mail. This "opting out" cannot be done on the Internet or by telephone.

        We have also enclosed the PFI proxy statement, which provides additional information on the proposals to be voted upon. If you are not currently an active employee of Prudential Financial, Inc. or its affiliates, the company's annual report is also enclosed. Most active employees have access to an electronic version of the 2002 PFI annual report to shareholders, and the ability to order a printed copy, on the Investor Relations Web site (www.investor.prudential.com). If you do not have electronic access, please call 1-877-998-ROCK (7625) at any time, day or night, to request a copy.

        Please refer to the accompanying "Explanation of Confidential Voting Instructions" question-and-answer sheet for additional information.

        If you have any other questions, please call your plan's customer service representatives, Monday through Friday (except holidays), 8 a.m. to 8 p.m., Eastern Daylight Time (EDT):

  •
  For PESP, call 1-800-PRU-EASY (1-800-778-3279), say the keywords "Savings Plan" and follow the instructions to speak to a customer service representative.

  •
  For the PSI 401(k) Plan, call 1-800-PSI-PLAN (1-800-774-7526).

  •
  For either plan, if you are hearing-impaired and have a teletype (TTY) line, call 1-877-760-5166 Monday through Friday (except holidays), 8 a.m. to 6 p.m., EDT.

        We encourage you to provide your voting instructions on a timely basis.

        Prudential Trust Company, Trustee

        Enclosures

(Side One)

        A Company of Prudential Financial Inc.

PRUDENTIAL FINANCIAL, INC. (PFI) COMMON STOCK FUND

Explanation of Confidential Voting Instructions

What makes me eligible to vote?

        You are an eligible voter if you:

  •
  are a participant, beneficiary or alternate payee (under a qualified domestic relations order) in The Prudential Employee Savings Plan (PESP), the PSI 401(k) Plan or both plans, and

  •
  had a balance in the Prudential Financial, Inc. (PFI) Common Stock Fund (the "Fund") equivalent to at least one full share of PFI Common Stock on April 8, 2003, which is the record date for the Prudential Financial, Inc. Annual Meeting of Shareholders.

How do I vote?

        A Voting Instruction Form is enclosed. You may vote on the Internet at www.proxyvote.com, by telephone by calling 1-800-690-6903, or by returning your completed form by mail. In order for the Fund's Trustee to vote on your behalf at the Prudential Financial, Inc. Annual Meeting of Shareholders on June 3, 2003, we must receive your voting instructions no later than 11:59 p.m., EDT, on May 28, 2003.

How many votes do I get?

        You get one vote for each share of PFI Common Stock attributable to your account(s) in the Fund. Your account balance consists of units in the Fund rather than shares of the PFI Common Stock. About 97% of the Fund value is PFI Common Stock. For liquidity purposes, the other 3% of the Fund value is shares of a money market fund. The number of shares of PFI Common Stock that you may vote is determined by multiplying your balance in the Fund on April 8, 2003 by 97%, then dividing the result by the PFI Common Stock's closing share price for that day.

What happens when eligible voters don't provide voting instructions in a timely manner?

        Shares attributable to their accounts will be considered "undirected shares" for voting purposes. The voting instructions you and others provide by 11:59 p.m., EDT, on May 28, 2003, will be applied proportionately to the undirected shares in your plan(s) unless you opt out of this process.

How do I opt out of the voting process for undirected shares?

        You can opt out for either or both plans, if you participate in both, by checking the appropriate box on the Voting Instruction Form for each plan and returning it by mail for receipt by May 28, 2003. It is not possible to opt out on the Internet or by telephone.

Why am I able to vote shares attributable to others' accounts?

        The terms of PESP and the PSI 401(k) Plan, consistent with the Employee Retirement Income Security Act of 1974, as amended (ERISA), provide that plan participants who do not opt out are "named fiduciaries" for purposes of voting the undirected shares of the PFI Common Stock held under their plan(s). If more than 60% of the eligible voters in either plan opt out, an independent fiduciary will be hired to direct the Fund's Trustee on how to vote that plan's undirected shares. Under ERISA, plan fiduciaries are required to act prudently in making proxy-voting decisions, by investigating the relevant facts and making a decision solely in the interests of the plan's participants and beneficiaries. You will not be considered a fiduciary for the undirected shares of your plan if you opt out of having your vote applied to them.

How do I know that my voting instructions are confidential?

        Consistent with the plans' policies to ensure confidentiality of Fund investment decisions (except as otherwise required by applicable law), Prudential Trust Company has retained the services of Automatic Data Processing Investor Communication Services (ADP-ICS) to receive and tally voting instructions from eligible voters in the Fund. ADP-ICS will provide the Fund Trustee only aggregate information on voting instructions received. No information that would identify individual voters will be provided to the Trustee, the plans' administrators or your employer.

(Side Two)

C/O PROXY SERVICES P.O. BOX 9150 FARMINGDALE, NY 11735-9807

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EDT, on May 28, 2003. Have your proxy card in hand when you access the Web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.

 VOTE BY TELEPHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., EDT, on May 28, 2003. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, and then follow the instructions the Vote Voice provides you.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Prudential Trust Company, c/o ADP Investor Communication Services, 51 Mercedes Way, Edgewood, NY 11717, to be received no later than May 28, 2003.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends
a vote FOR the following actions.

1.	Election of Class II Directors Nominees: (01) Frederic K. Becker (02) William H. Gray III (03) Jon F. Hanson (04) Constance J. Horner	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	TO WITHHOLD A VOTE FOR A NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THE NUMBER OF THE NOMINEE(S) BELOW.
2.	Vote on Proposal Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Vote on Proposal Ratification of the Deferred Compensation Plan for Non-Employee Directors.	☐	☐	☐
4.	Vote on Proposal Approval of the Omnibus Incentive Plan.	☐	☐	☐
Check here only if you wish to opt out of having your vote applied pro rata to shares in your plan for which the Trustee receives no voting instructions.		☐

NOTE: Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as officer, executor, administrator, attorney, trustee or guardian, or in any other legal capacity, please give your full title(s) with signature.

SIGNATURE 1 DATE	SIGNATURE 2 (JOINT OWNER) DATE

Confidential Voting Instructions
To Prudential Trust Company, Trustee of the Master Trust for
The Prudential Employee Savings Plan (PESP) and the PSI 401(k) Plan

By signing on the reverse side or by voting on the Internet or by telephone, you direct the Trustee to vote (in person or by proxy) as indicated on the other side of this card. This vote will apply to the number of shares of Prudential Financial, Inc. (PFI) Common Stock deemed to be credited to your account in the PFI Common Stock Fund (the "Fund") under the plan(s) on the record date of April 8, 2003. The Trustee's representative will tally all the timely votes for the Trustee to present in person or by proxy at the Prudential Financial, Inc. Annual Meeting of Shareholders on June 3, 2003.

Also, unless you opt out by checking the box on the reverse side, you direct the Trustee to apply this voting instruction pro rata (along with the votes of all other eligible individuals in the plan who do not opt out) to all shares of PFI Common Stock held in the Fund for your plan(s) for which the Trustee receives no voting instructions. If you wish to opt out by checking the box, you must sign, date and return this Voting Instruction Form by mail only (and not on the Internet or by telephone), to be received no later than May 28, 2003. For more information on your rights, see the April 17, 2003 letter from the Trustee and its attachment.

Only the Trustee's authorized representatives will see these confidential voting instructions.

PLEASE MARK YOUR VOTES ON THE REVERSE SIDE OF THIS CARD, THEN SIGN
AND DATE IT AND RETURN IT FOR RECEIPT BY MAY 28, 2003.

Prudential Financial, Inc.
April 21, 2003

        As a shareholder of Prudential Financial, you may have received or will soon be receiving a copy of Prudential Financial's Proxy Statement for its Annual Meeting of Shareholders to be held on June 3, 2003 ("Proxy Statement"). The purpose of this notice is to inform you that the stock option awards for the Named Executives in the Summary Compensation Table on page 27 of the Proxy Statement were listed as having been awarded in 2001 when in fact they were awarded in 2002. The award date is correctly noted in the Compensation Committee Report on Executive Compensation on page 25 and reflected in the Option Grant Table on page 31 of the Proxy Statement. No stock options were awarded to the Named Executives in 2001.